Exhibit 10.3
Execution Version
SEQUOIA MORTGAGE TRUST 2006-1 MORTGAGE PASS-THROUGH CERTIFICATES
MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
Between
RWT HOLDINGS, INC.
and
SEQUOIA RESIDENTIAL FUNDING, INC.
dated as of August 1, 2006

i

MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
     This Mortgage Loan Purchase and Sale Agreement (the “Agreement”) is made as of August 1, 2006, by and between RWT Holdings, Inc., a Delaware corporation (“RWT”) and Sequoia Residential Funding, Inc., a Delaware corporation (“Sequoia”).
     WHEREAS, the parties hereto desire to provide for the purchase and sale of the Mortgage Loans (the “Mortgage Loans”) on the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of August 1, 2006 (the “Pooling and Servicing Agreement”) by and among Sequoia, as depositor, HSBC Bank USA, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N. A., as master servicer and securities administrator, and acknowledged by RWT, as seller, in accordance with the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, the parties in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:
     Section 1. Representations and Warranties of RWT and Sequoia. RWT and Sequoia, each as to itself and not the other, hereby represents, warrants and agrees for the benefit of the other party that:
     (a) Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.
     (b) No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, or (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.
     (c) Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement’s terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.
     Section 2. Additional Representations, Warranties and Agreements of RWT.
     (a) RWT represents and warrants to, and agrees with, Sequoia that (i) on the Closing Date, RWT will have good, valid and marketable title to the Mortgage Loans that are identified in Schedule A to the Pooling and Servicing Agreement and the contractual rights with respect to the Mortgage Loans under each of the Purchase Agreements and the Servicing Agreements, (as modified by the related Acknowledgements, collectively referred to herein as the “Purchase and Servicing Agreements”), in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to

Sequoia, Sequoia will receive good, valid and marketable title to all of the Mortgage Loans and will receive all of RWT’s contractual rights and obligations under each such Purchase and Servicing Agreements, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.
     (b) RWT hereby makes the representations and warranties as to the Mortgage Loans set forth in Schedule A to this Agreement, for the benefit of Sequoia and the Trustee.
     (c) RWT hereby agrees that it will comply with the provisions of Section 2.04 of the Pooling and Servicing Agreement in respect of a breach of any of the representations and warranties set forth in this Section 2.
     (d) RWT hereby represents and warrants for the benefit of Sequoia and the Trustee: (i) this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of Sequoia, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from RWT; (ii) the Mortgage Loans constitute “instruments” within the meaning of the applicable UCC; (iii) RWT, immediately prior to its transfer of Mortgage Loans under this Agreement, will own and have good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person; (iv) RWT has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to Sequoia; (v) all original executed copies of each Mortgage Note that constitute or evidence the Mortgage Loans have been delivered to the applicable Custodian; (vi) RWT has received a written acknowledgment from the applicable Custodian that such Custodian is holding the Mortgage Notes that constitute or evidence the Mortgage Loans solely on behalf and for the benefit of Sequoia; (vii) other than the security interest granted to Sequoia pursuant to this Agreement and security interests granted to lenders which will be automatically released at the Closing, RWT has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans; RWT has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to Sequoia hereunder or that will be automatically released upon the sales to Sequoia; (viii) RWT is not aware of any judgment or tax lien filing against itself; and (ix) none of the Mortgage Notes that constitute or evidence the Mortgage Loans have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Sequoia.
     Section 3. Conveyance of Mortgage Loans.
     (a) Mortgage Loans. RWT, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to Sequoia, without recourse, all of RWT’s right, title and interest in and to (i) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by RWT on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (ii) RWT’s rights and obligations under the Purchase Agreements and the Servicing Agreements with respect to the Mortgage Loans, as modified by the related Acknowledgements, (iii) the Insurance Policies with respect to the Mortgage Loans, (iv) all cash, instruments or other property held or required to be deposited in the Collection Accounts and the

Distribution Account, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards.
     On or prior to the Closing Date, RWT shall deliver to Sequoia or, at Sequoia’s direction, to the applicable Custodian, the Trustee’s Mortgage File for each Mortgage Loan in the manner set forth in Section 2 of the Custody Agreement. Release of the Trustee’s Mortgage Files on the Closing Date shall be made against payment by Sequoia of the purchase price for the Mortgage Loans and related assets, which shall be a combination of credit for an additional capital contribution and cash wired to RWT’s account. The amount of the purchase price payable by Sequoia shall be set forth in writing in a separate letter.
     (b) Defective Mortgage Loans. If any Mortgage Loan is required to be repurchased due to defective or missing documentation pursuant to Section 2.04 of the Pooling and Servicing Agreement, RWT shall, at its option, either (a) repurchase or cause the applicable seller of such Mortgage Loan to RWT to repurchase such Mortgage Loan at the Purchase Price, or (b) provide or cause the applicable seller of such Mortgage Loan to RWT to provide a Replacement Mortgage Loan, subject to the terms and conditions of the Pooling and Servicing Agreement.
     Section 4. Intention of Parties. It is the express intent of the parties hereto that (without addressing characterization for GAAP purposes) the conveyance of the Mortgage Loans by RWT to Sequoia be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the assigning party, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by RWT to Sequoia of a security interest in all of the assets described in such conveyances, whether now owned or hereafter acquired.
     RWT and Sequoia shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. RWT shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.
     Section 5. Termination.
     (a) Sequoia may terminate this Agreement, by notice to RWT, at any time at or prior to the Closing Date:
     (i) if the Underwriting Agreement is terminated by the Underwriters pursuant to the terms of the Underwriting Agreement or if the Underwriters do not complete the transactions contemplated by the Underwriting Agreement as the result of the failure of any condition set forth therein or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or Prospectus Supplement, any material adverse change in the financial condition,earnings, business affairs or business prospects of RWT, whether or not arising in the ordinary course of business, or
     (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates, or
     (iii) if a banking moratorium has been declared by either Federal or New York authorities.
     (b) This Agreement shall terminate automatically without any required notice or other action by any party hereto if the Closing Date for the issuance of the Certificates has not occurred by September 15, 2006.
     (c) Notwithstanding any termination of this Agreement or the completion of all sales contemplated hereby, the representations, warranties and agreements in Sections 1 and 2 hereof shall survive and remain in full force and effect.
     Section 6. Miscellaneous.
     (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement. No amendment of this Agreement may modify or waive the representations, warranties and agreements set forth in Sections 1 and 2 hereof.
     (b) Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by RWT and Sequoia, and the respective successors and assigns thereof. The parties hereto acknowledge that Sequoia is acquiring the Mortgage Loans for the purpose of pledging, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Pooling and Servicing Agreement for inclusion in the Trust Fund. As an inducement to Sequoia to purchase the Mortgage Loans, RWT acknowledges and consents to the assignment to the Trustee by Sequoia of all of Sequoia’s rights against RWT hereunder in respect of the Mortgage Loans sold to Sequoia and that the enforcement or exercise of any right or remedy against RWT hereunder by the Trustee or to the extent permitted under the Pooling and Servicing Agreement shall have the same force and effect as if enforced and exercised by Sequoia directly.
     (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

     (f) Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.
     (g) Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Pooling and Servicing Agreement in accordance with its terms, neither RWT nor any assignee of RWT shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Sequoia under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Sequoia or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Sequoia.
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     IN WITNESS WHEREOF, each party has caused this Mortgage Loan Purchase and Sale Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.
     RWT HOLDINGS, INC.

By: Name:	/s/ John Isbrandtsen
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.

By: Name:	/s/ John Isbrandtsen
Title:

SCHEDULE A
MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
OF THE SELLER
PLEDGED MORTGAGE RERESENTATIONS AND WARRANTIES
ON LOANS PURCHASED DIRECTLY FROM ORIGINATORS
I.	Mortgage Loans Purchased under the Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT Holdings, Inc. (“RWT Holdings”) and ABN AMRO Mortgage Group, Inc. (the “Seller/Servicer”) (the “ABN AMRO-RWT Agreement”).
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the ABN AMRO-RWT Agreement.
          ( a ) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tape sent to Purchaser is true and correct in all material respects and the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements.
          ( b ) There are no delinquent taxes, ground rents, governmental assessments, leasehold payments or other outstanding charges affecting the lien priority of the related Mortgage.
          ( c ) The terms of the Mortgage Note and the Mortgage have not been waived, altered or modified in any respect, except by written instruments, and the Mortgage has been recorded or sent for recording, if necessary to maintain the lien priority of the Mortgage. The substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule.
          ( d ) No event has occurred which would give Mortgagor any right of rescission, set-off, or defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part (except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law) or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceedings and the time the Mortgage Loan was originated.
          ( e ) All buildings upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 11.10 of this Agreement. All such insurance policies contain a standard mortgagee clause naming Seller or the originator of the Mortgage Loan, and its successors and assigns, as mortgagee. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Program is in effect and such policy conforms to the Agency Guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense and, on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.
                    ( f ) Seller has complied with all requirements of federal law, and, to the extent not preempted thereby, state or local law applicable to the origination or servicing of the Mortgage Loan, including, without limitation, fair housing, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws. No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan, or “predatory” mortgage loan or any comparable term, no matter how defined under any federal, state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS Glossary Revised, Appendix E). With respect to each Mortgage Loan, Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”).The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects in accordance with Customary Servicing Procedures.
          ( g ) The Mortgage has not been satisfied, canceled, or rescinded, or, in the case of a First Lien Mortgage, subordinated, and the Mortgaged Property has not been fully released from the lien of the Mortgage, nor has any instrument been executed that would effect any such satisfaction, cancellation, rescission, release, or, in the case of a First Lien Mortgage, subordination.
          ( h ) If the Mortgage Loan is a First Lien Mortgage Loan, the Mortgage is a valid, existing and enforceable First Lien Mortgage on the Mortgaged Property, including all improvements on the Mortgaged Property, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions which do not materially affect adversely the Appraised Value of the Mortgaged Property, and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property
          (i) If the Mortgage Loan is a Second Lien Mortgage Loan, the Mortgage is a valid, existing and enforceable Second Lien Mortgage on the Mortgaged Property, including all improvements on the Mortgaged Property, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and subject only to (i) the First Lien Mortgage, (ii) the lien of current real property taxes and assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions which do not materially affect adversely the Appraised Value of the Mortgaged Property, and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.
          (j) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
          (k) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.
          (l) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no obligation for the Mortgagee to advance additional funds thereunder.
          (m) If required by the Underwriting Guidelines, the Mortgage Loan is covered by an ALTA lender’s title insurance policy or other form of title insurance policy acceptable to the Agency, issued by a title insurer acceptable to the Agency and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (h) (i) (ii) and (iii) above for First Lien Mortgage Loans and in paragraph (i)(i), (ii), (iii) and (iv) above for Second Lien Mortgage Loans) the originator and its successors and assigns as to the first or second mortgage lien priority, as applicable, in the original principal amount of the Mortgage Loan. Seller is the insured under such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the related Closing Date. No claims have been made under such lender’s title insurance policy, and Seller has not done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.
          (n) There is no default or event of acceleration existing under the Mortgage or the Mortgage Note, and Seller has not waived any default or event of acceleration. With respect to each Second Lien Mortgage Loan, as of the related Closing Date, (i) the First Lien Mortgage Loan is in full force and effect, (ii) Seller has not received any notice of default under the First Lien Mortgage Loan or its related First Lien Mortgage which has not been cured, and (iii) Seller has not waived any default or event of acceleration with respect thereto.
          (o) The Mortgage Loan was either (A) originated by (i) a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar banking institution which is supervised and examined by a federal or state authority, or (ii) a Mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act; or (B) originated and underwritten by an entity employing underwriting standards consistent with the underwriting standards of an institution described in (A)(i) or (A)(ii) above.
          (p) Unless otherwise disclosed on the Mortgage Loan Schedule, the Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. The Mortgage Note evidencing a Fixed Rate Mortgage Loan requires a monthly payment which is sufficient to fully amortize the unpaid principal balance over the remaining term and to pay interest at the related Mortgage Interest Rate. The Mortgage Note evidencing an Adjustable Rate Mortgage Loan requires a Monthly Payment that is sufficient (after the IO Conversion Date with respect to an IO Mortgage Loan) (i) during the period prior to the first adjustment to the Mortgage Interest Rate, to amortize the original principal balance fully over the remaining term thereof and to pay interest at the related Mortgage Interest Rate, and (ii) during the period following each Adjustment Date, to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. In any case, no Mortgage Loan contains terms or provisions which would result in negative amortization. Payments of principal and/or interest on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan.
          (q) There is no proceeding pending or, to Seller’s knowledge, threatened for the total or partial condemnation of the Mortgaged Property, and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to materially affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.
                    (r) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, or (ii) otherwise by judicial foreclosure, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law. Following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
(s) The Mortgage Note and Mortgage are on forms acceptable to the Agency.
(t) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property.
               (u) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the Mortgage Loan application by a Qualified Appraiser and the appraisal and appraiser both satisfy the requirements of the Agency and Title XI of FIRREA and the regulations promulgated thereunder, if applicable, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to the Agency;

          (v) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.
          (w) The Mortgage Loan is not a graduated payment mortgage loan or buydown loan, and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.
          (x) All material disclosures required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan have been made, including rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan.
          (y) Each Conventional First Lien Mortgage Loan that had a LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by a Qualified Insurer, in at least such amount as is required by the Agency. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any First Lien Mortgage Loan subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith unless terminable in accordance with the Agency Guidelines or applicable law.
          (z) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.
          (aa) All payments required to be made prior to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made.
          (bb) All escrow deposits and Escrow Payments, if any, are in the possession of, or under the control of, Seller and have been handled in accordance with the Real Estate Settlement Procedures Act (“RESPA”). If such Mortgage Loan provides that the interest rate on the principal balance of the Mortgage Note may be adjusted, all of the terms of the Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable (except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law), and all such adjustments have been properly made, including any required notices, and such adjustments do not and will not affect the priority of the Mortgage lien. No payment with respect to the Mortgage Loan has been delinquent during the preceding twelve-month period;
          (cc) Immediately prior to the payment of the Purchase Price, Seller was the sole owner and holder of the Mortgage Loan. The Mortgage Loan was not assigned or pledged by Seller and Seller had good and marketable title thereto, and Seller had full right to transfer and sell the Mortgage Loan to Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority, subject to no interest or participation in, or agreement with, any other party to sell or otherwise transfer the Mortgage Loan.

          (dd) The Mortgage Loan compiles with all the terms conditions and requirements of the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.
          (ee) With respect to Mortgage Loans that are secured by a leasehold estate, the lease is valid, in full force and effect, and conforms to the Agency Guidelines for leasehold estates.
          (ff) No fraud, nor any material misrepresentation, error, omission, or negligence, has taken place on the part of Seller or the Mortgagor any other Person involved in the origination of the Mortgage Loan.
                    (gg) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence or a two-to-four-family dwelling erected thereon, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured housing unit that is not permanently attached to its foundation. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;
          (hh) Seller used no adverse selection procedures in selecting the Mortgage Loan from among the residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.
          (ii) Seller has delivered to Purchaser or Purchaser’s designee the Mortgage Loan Documents and the Mortgage File for each Mortgage Loan as required by this Agreement and/or the Commitment Letter.
                    (jj) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.
          (kk) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state.
          (ll) As of the related Closing Date, the Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

               (mm) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of the Agency.
               (nn) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to Seller’s knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.
                    (oo) The Mortgagor has not notified Seller requesting relief under the Servicemembers’ Civil Relief Act, formerly known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act.
               (pp). There are no mechanics’ or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such a lien) affecting the related Mortgage Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.
          (qq) As of the related Closing Date, the Mortgage Loan was not in construction or rehabilitation status or has facilitated the trade-in or exchange of a Mortgaged Property.
               (rr) No action has been taken or failed to be taken by Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any insurance policy related to the Mortgage Loan (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of Seller, or for any other reason under such coverage.
                    (ss) With respect to any broker fees collected and paid on the Mortgage Loan, all broker fees have been properly assessed to the Mortgagor and no claims will arise as to broker fees that are double charged and for which the Mortgagor would be entitled to reimbursement.
                    (tt) To Seller’s knowledge, there does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation; provided however, that commonly used household items shall not constitute “hazardous substances” for purposes of this subsection.
               (uu) The Mortgage Loan did not have a Loan-to-Value Ratio at the time of origination of more than 95%.

               (vv) None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies.
                    (xx) Unless set forth on the Mortgage Loan Schedule, the Mortgage Loan is not a balloon loan.
                    (yy) With respect to the Mortgage Loan, Seller has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations.
          (zz) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act, which became effective October 1, 2002.
          (aaa) No Mortgage Loan contains prepayment penalties that extend beyond five years after the date of origination.

II.	With respect to Mortgage Loans purchased under the Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 1998 (the “Mortgage Loan Purchase and Servicing Agreement”), as amended by the Amendment Number One to such agreement dated February 27, 2004 (the “Amendment Number One,” together with the Mortgage Loan Purchase and Servicing Agreement the “Agreement”)) and the Amendment Reg AB to the Agreement dated as of August 1, 2006 (the “Reg AB Amendment,” and together with the Mortgage Loan Purchase and Servicing Agreement and the Amendment Number One, the “Purchase and Servicing Agreement”), between Countrywide Home Loans, Inc. (“Countrywide”) and RWT Holdings.
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the Purchase and Servicing Agreement.
          (a) Mortgage Loan Schedule. The information contained in the Mortgage Loan Schedule is complete, true and correct in all material respects and the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements;
          (b) No Delinquencies or Advances. All payments required to be made prior to the related Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; RWT Holdings has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no delinquency of thirty (30) days or more in any payment by the Mortgagor thereunder during the last twelve (12) months;
          (c) Taxes, Assessments, Insurance Premiums and Other Charges. RWT Holdings has no knowledge of any delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;
          (d) No Modifications. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments that have been or will be recorded, if necessary to protect the interests of Purchaser, and that have been or will be delivered to Purchaser, all in accordance with the Purchase and Servicing Agreement. The substance of any such waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Collateral File and the terms of which are reflected in the Mortgage Loan Schedule if executed prior to the Closing Date;
          (e) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;
          (f) Hazard and Flood Insurance. All buildings upon the Mortgaged Property are insured by an insurer acceptable to an Agency against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming Countrywide, its successors and assigns as mortgagee, and all premiums thereon have been paid. If, upon the origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy that meets the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) and conforms to the requirements of an Agency is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s expense and, upon the failure of the Mortgagor to do so, the holder of the Mortgage is authorized to maintain such insurance at the Mortgagor’s expense and to seek reimbursement therefor from the Mortgagor;
          (g) Compliance with Applicable Law. Each Mortgage Loan at the time of origination complied in all material respects with applicable state and federal laws including truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loan;
          (h) No Release of Mortgage. The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;
          (i) Enforceability of Mortgage Documents. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws;
          (j) Validity of Mortgage. The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, subject only to (i) the lien of current real property taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and that do not adversely affect the Appraised Value (as evidenced by an appraisal referred to in such definition) of the Mortgaged Property; and (iii) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;
          (k) Binding Obligation. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization;

          (l) Legal Capacity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;
          (m) Disbursements of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and recording the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;
          (n) Sole Owner. RWT Holdings is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and RWT Holdings has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest not specifically set forth in the related Mortgage Loan Schedule and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the terms of the Purchase and Servicing Agreement;
          (o) Interested Parties. All parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgage Property is located, and (b)(i) organized under the laws of such state,
          (p) Title Insurance. Each Mortgage Loan secured by a first priority Mortgage is covered by an ALTA lender’s title insurance policy acceptable to an Agency, issued by a title insurer acceptable to an Agency and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in Section 3.02(j)(i), (ii) and (iii) above) Countrywide, its successors and assigns as to the first priority lien of the Mortgage, as applicable. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Purchaser is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Purchase and Servicing Agreement. No claims have been made under such lender’s title insurance policy, and RWT Holdings and no prior holder of the related Mortgage, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
          (q) No Default. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and RWT Holdings has not waived any default, breach, violation or event of acceleration;
          (r) No Mechanics’ Liens. There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (s) Improvements. All improvements which were considered in determining the Appraised Value of the related Mortgage Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;
          (t) The Mortgage Loan was originated by Countrywide or by a FNMA approved or FHLMC approved mortgage banker (which mortgage banker is a mortgagee approved by HUD), or savings and loan association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a federal or state authority, or by another mortgagee approved by the Secretary of HUD.
          (u) Origination and Collection Practices. The origination and collection practices used by Countrywide with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Countrywide have been capitalized under any Mortgage or the related Mortgage Note. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;
          (v) No Condemnation or Damage. The Mortgaged Property is free of material damage and waste by fire, earthquake or earth movement, windstorm, flood, tornado, or other casualty and there is no proceeding pending for the total or partial condemnation thereof;
          (w) Customary and Enforceable Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified RWT Holdings and RWT Holdings has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940 (now known as the Servicemembers’ Civil Relief Act);
          (x) Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.02(i) of the Purchase and Servicing Agreement;
          (y) Appraisal. Unless the Mortgage Loan was underwritten pursuant to one of Countrywide’s streamline documentation programs, the Credit File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of an Agency for appraisers, duly appointed by the originator, that had no interest, direct or indirect in the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to an Agency, with such riders as are acceptable to such Agency;

          (z) Trustee for Deed of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;
          (aa) Private Mortgage Insurance. Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a PMI Policy, which provides coverage in an amount at least equal to that which would be required by FNMA. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such PMI Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith or, in the case of a lender paid mortgage insurance policy, the premiums and charges are included in the Mortgage Interest Rate for the Mortgage Loan;
          (bb) Lawfully Occupied. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including certificates of occupancy, have been made or obtained from the appropriate authorities;
          (cc) No Action Resulting in Exclusion of Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to RWT Holdings on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of RWT Holdings, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay;
          (dd) Assignment of Mortgage. Except for the absence of recording information, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
          (ee) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;
          (ff) Form of Mortgage Note and Mortgage. The Mortgage Note and Mortgage are on forms acceptable to an Agency;
          (gg) Mortgaged Property. The Mortgaged Property is located in the state indicated on the Mortgage Loan Schedule, and consists of a single parcel of real property with a detached single family residence erected thereon, or an individual residential condominium unit, or a 2-4 family dwelling or an individual residential unit in a planned unit development as defined by FNMA, none of which is a mobile home or a manufactured dwelling;
          (hh) Relevant Circumstances. RWT Holdings has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor of the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;
          (ii) No Fraud. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan;
          (jj) Buydown Provisions. No Mortgage Loan contains a permanent “buydown” provision. No Adjustable Rate Mortgage Loan contains a temporary “buydown” provision. With respect to any Fixed Rate Mortgage Loan which contains a temporary “buydown” provision, the value of such buydown funds does not exceed 6% of the Appraised Value of the Mortgaged Property securing such Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;
          (kk) Soldiers’ and Sailors’ Relief Act. The Mortgagor has not notified RWT Holdings and RWT Holdings has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940 (now known as the Servicemembers’ Civil Relief Act);
          (ll) Disclosure Statements. With respect to an Adjustable Rate Mortgage Loan, the Mortgagor has executed one or more statements to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of an Adjustable Rate Mortgage Loan. Purchaser shall maintain all such statements in the Credit File;
          (mm) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property;
          (nn) Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;
          (oo) Condominiums and Planned Unit Developments. With respect to each Mortgage Loan eligible for sale to FNMA or FHLMC, if the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements for FNMA or FHLMC;
          (pp) Leasehold Estates. Each Mortgage Loan that is secured by a leasehold interest conforms to the FNMA requirements for mortgage loans secured by leasehold estates;
          (qq) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the

Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. And there does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;
          (rr) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
          (ss) None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994, (b) “high cost,” “threshold,” “predatory”, or “covered”, loans under and in violation of any other applicable state, federal or local law, or (c) “high cost” or “covered”, as applicable (as such terms are defined in the then current Standard and Poor’s LEVELS ® Glossary, which is now Version 5.7 Revised, Appendix E);
          (tt) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act;
          (uu) No Mortgage Loan which is secured by property located in the State of New Jersey is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, which became effective November 27, 2003;
          (vv) No Mortgage Loan which is secured by property located in the State of New Mexico is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act, which became effective January 1, 2004;
          (ww) No Mortgage Loan which is secured by property located in the State of Kentucky is a “High-Cost Home Loan” as defined in the Kentucky House Bill 287, which became effective June 24, 2003;
          (xx) Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code;
          (yy) No Mortgage Loan which is secured by property located in the Commonwealth of Massachusetts is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act (Mass. Ann. Laws ch. 183C) which became effective November 7, 2004;
          (zz) No Mortgage Loan that is secured by property located in the State of Illinois is a “High-Risk Home Loan” as defined in the Illinois High Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.); and none of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et. seq.);
          (aaa) No Mortgage Loan that is secured by property located in the State of Indiana is a “High Cost Home Loan” as defined in Indiana’s Home Loan Practices Act (I.C. 24-9), which became effective January 1, 2005; and

          (bbb) No Mortgage Loan contains prepayment penalties that extend beyond five years after the date of origination.

III.	Mortgage Loans Purchased under the Mortgage Loan Flow Purchase , Sale and Servicing Agreement dated as of January 1, 2006 between RWT Holdings, Inc. (“RWT Holdings”) and GreenPoint Mortgage Funding, Inc. (the “Seller/Servicer”) (the “GreenPoint-RWT Agreement”).
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the GreenPoint-RWT Agreement.
     (i) The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-Off Date and the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements;
     (ii) The Mortgage creates a first lien on or a first priority ownership interest in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of nondelinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and, with respect to any Mortgage Loan for which an appraisal was made prior to the Cut-Off Date, either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. If the Mortgaged Property includes a leasehold estate, the lease is valid, in full force and affect, and conforms to the Fannie Mae requirements for leasehold estates. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;
     (iii) The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. There are no defaults under the terms of the Mortgage Loan; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;
     (iv) There are no delinquent taxes which are due and payable, ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;
(v) The terms of the Mortgage Note of the related Mortgagor and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Purchaser, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;
     (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;
     (vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest as loss payee and such clause is still in effect and all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;
     (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;
     (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;
     (x) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or offsite improvements and as to disbursements of any escrow funds therefor have been complied with;
     (xi) Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

     (xii) The Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (b) (1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
     (xiii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and, to the Seller’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;
     (xiv) To the best of the Seller’s knowledge, there are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;
     (xv) All improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;
     (xvi) The Mortgage Loan was originated by the Seller or by an eligible correspondent of the Seller. The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the Seller’s underwriting standards attached here as Exhibit G. The Mortgage Notes and Mortgages are on forms acceptable to Fannie Mae or Freddie Mac;
     (xvii) The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. The Mortgage Loan has an original term to maturity of not more than 40 years, with interest payable in arrears on the first day of each month. Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain “graduated payment” features;
     (xviii) The Mortgaged Property at origination of the Mortgage Loan was and, to the Seller’s knowledge, currently is free of damage and waste and at origination of the Mortgage Loan there was, and, to the Seller’s knowledge, there currently is, no proceeding pending for the total or partial condemnation thereof;

     (xix) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure;
     (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;
     (xxi) If required by the applicable processing style, the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a qualified appraiser satisfying the requirements of Title XI of The Financial Institutions Reform, and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder, that is acceptable to Fannie Mae or Freddie Mac and approved by the Seller. The appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;
     (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations, national banks, a Federal Home Loan Bank or the Federal Reserve Bank, or (4) not doing business in such state;
     (xxiii) To the best of the Seller’s knowledge, there does not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, to cause the Mortgage Loan to become delinquent, or to materially adversely affect the value or marketability of the Mortgage Loan;
     (xxiv) Each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or a townhouse, or an individual condominium unit in a condominium project or an individual unit in a planned unit development. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise “warrantable” with respect thereto. No such residence is a mobile home or manufactured dwelling;
     (xxv) The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan (the “Loan-to-Value Ratio”) is not in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae or Freddie Mac;

     (xxvi) The Seller is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;
     (xxvii) The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been legal in all material respects. With respect to escrow deposits and payments that the Seller collects, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;
     (xxviii) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of the Seller;
     (xxix) No Mortgage Loan contains a provision whereby the related Mortgagor can convert the related Mortgage Loan to a fixed rate instrument;
     (xxx) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act, which became effective October 1, 2002;
     (xxxi) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
     (xxxii) None of the mortgage loans are High Cost as defined by the applicable local, state and federal predatory and abusive lending laws and no mortgage loan is a “high cost” or “covered” mortgage loan, as applicable (as such terms are defined in the then current Standard and Poor’s LEVELS Glossary which is now Version 5.7, Appendix E);
     (xxxiii) No Mortgage Loan which is secured by property located in the State of New Jersey is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, which became effective November 27, 2003;
     (xxxiv) No Mortgage Loan which is secured by property located in the State of New Mexico is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act, which became effective January 1, 2004;
     (xxxv) No Mortgage Loan which is secured by property located in the State of Kentucky is a “High-Cost Home Loan” as defined in the Kentucky House Bill 287, which became effective June 24, 2003;
     (xxxvi) No Mortgage Loan which is secured by property located in the Commonwealth of Massachusetts is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act (Mass. Ann. Laws ch. 183C) which became effective November 7, 2004;

     (xxxvii) No Mortgage Loan that is secured by property located in the State of Illinois is a “High-Risk Home Loan” as defined in the Illinois High Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.); and none of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et. seq.);
     (xxxviii) No Mortgage Loan that is secured by property located in the State of Indiana is a “High Cost Home Loan” as defined in Indiana’s Home Loan Practices Act (I.C. 24-9), which became effective January 1, 2005;
     (xxxix) None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies; and
     (xl) No Mortgage Loan contains prepayment penalties that extend beyond five years after the date of origination.

IV.	Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2006 by and between Redwood Mortgage Funding, Inc. (“RMF”) and New Century Mortgage Corporation (“New Century”), and an Assignment dated July 25, 2006, among RMF, New Century and RWT Holdings (the “New Century-RWT Agreement”).
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the New Century-RWT Agreement.
     (a) The information set forth in the related Mortgage Loan Schedule, including any diskette or other related data tapes sent to the Purchaser, is complete, true and correct in all material respects the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements;
     (b) The Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;
     (c) All payments due on or prior to the related Closing Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; no payment with respect to each Mortgage Loan has been delinquent during the preceding twelve-month period;
     (d) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;
     (e) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, which have been recorded to the extent any such recordation is required by law. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the related Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;
     (f) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;
     (g) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards in an amount representing coverage not less than the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loans, and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Company and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount not less than the amount required by the Flood Disaster Protection Act of 1973, as amended. Such policy was issued by a Qualified Insurer. The Mortgage obligates the Mortgagor there under to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefore from the Mortgagor;
     (h) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;
     (i) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;
     (j) The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) a valid, subsisting, enforceable and perfected first lien and first priority security interest and on the property described therein, and the Company has the full right to sell and assign the same to the Purchaser;
     (k) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles and the Company has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder (excepting therefrom HELOCs), and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefore have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;
     (l) The Company is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Company will retain the Servicing File in trust for the Purchaser only for the purpose of interim servicing and supervising the interim servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Company had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Company intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. Either the Mortgagor is a natural person or the Mortgagor is an inter-vivos trust acceptable to Fannie Mae;
     (m) Each Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a Qualified Insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such policy affirmatively insures ingress and egress to and from the Mortgaged Property. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Company, its successors and assigns, are the sole insured of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Company’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
     (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Company nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;
     (o) As of the related Closing Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and the Company has no notice of any rights outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;
     (p) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;
     (q) The Mortgage Loan was originated by or for the Originator. The Mortgage Loan complies with all the terms, conditions and requirements of the Underwriting Standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Company is currently selling loans to Fannie Mae and/or Freddie Mac which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders). The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;
     (r) As of the related Closing Date, the Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. The Company has no notice of any such condemnation proceedings scheduled to commence at a future date;
     (s) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. To the best of the Company’s knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;
     (t) The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac;
     (u) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;
     (v) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac;
     (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;
     (x) As of the related Closing Date, the related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above and such collateral does not serve as security for any other obligation;
     (y) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;
     (z) The Mortgage Loan does not contain “graduated payment” features and does not have a shared appreciation or other contingent interest feature; no Mortgage Loan contains any buydown provisions;
     (aa) As of the related Closing Date, the Mortgagor is not in bankruptcy and the Mortgagor is not insolvent and the Company has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;
     (bb) Each Mortgage Loans has an original term to maturity of not more than 40 years with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment, which is sufficient to fully amortize the unpaid principal balance over the remaining term and to pay interest at the related Mortgage Interest Rate. Notwithstanding the immediately preceding sentence with respect to Mortgage Loans with an initial “interest only” payment period, the monthly payments due under the related Mortgage Note satisfy only the monthly interest on the unpaid principal balance of the applicable Mortgage Loan. After the initial “interest only” period, each Mortgage Note requires a monthly payment, which is sufficient to fully amortize the unpaid principal balance over the remaining term and to pay interest at the related Mortgage Interest Rate. In any case, no Mortgage Loan contains terms or provisions which would result in negative amortization;
     (cc) If a Mortgage Loan has an LTV greater than 80%, the Mortgage Loan will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;
     (dd) As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
     (ee) The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date or origination no portion of the Mortgaged Property has been used for commercial purposes;
     (ff) Payments of principal and/or interest on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month. After the initial “interest only” payment period, if any, the Mortgage Note in payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;
     (gg) A Mortgage Loan may be subject to a Prepayment Penalty as identified on the Mortgage Loan Schedule, except that no Mortgage Loan contains any Prepayment Penalty that extends beyond five years after the date of origination;
     (hh) As of the related Closing Date, the Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;
     (ii) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;
     (jj) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;
     (kk) The Mortgagor has not notified the Company requesting relief under the Servicemembers’ Civil Relief Act, formerly known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act;
     (ll) As of the related Closing Date, no Mortgage Loan was in construction or rehabilitation status or has facilitated the trade-in or exchange of a Mortgaged Property;
     (mm) No action has been taken or failed to be taken by the Company on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any insurance policy related to a Mortgage Loan (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Company, or for any other reason under such coverage;
     (nn) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;
     (oo) Each Mortgage Loan that is secured by a leasheld interest conforms to the Fannie Mae requirements for mortgage loans secured by leasehold estates;

     (pp) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the Mortgagor and no claims will arise as to broker fees that are double charged and for which the Mortgagor would be entitled to reimbursement;
     (qq) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note has been lost or destroyed and not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note;
     (rr) Each Mortgage Loan would be a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code if transferred to a REMIC on its startup date in exchange for the regular or residual interests of the REMIC;
     (ss) Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other Mortgage Loan Documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File and Servicing File except for such documents as have been delivered to the Purchaser or its designee;
     (tt) All information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that at the time provided and as of the Closing Date is inaccurate or misleading in any material respect;
     (uu) There does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, that imposes an obligation upon the mortgagee to remediate such hazardous substances; provided, that commonly used household items shall not constitute “hazardous substances” for purposes of this subsection;
     (vv) All disclosure materials required by applicable law with respect to the making of fixed rate and adjustable rate mortgage loans have been received by the borrower;
     (ww) No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 95%;
     (xx) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;
     (yy) None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies;
     (zz) Any principal advances made to the Mortgagor prior to the Closing Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. With respect to a first lien Mortgage Loan, the lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;
     (aaa) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
     (bbb) No Mortgage Loan is a Balloon Mortgage Loan;
     (ccc) With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related assignment of Mortgage to MERS has been duly and properly recorded;
     (ddd) With respect to each MERS Mortgage Loan, the Company has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;
     (eee) None of the Mortgaged Properties are manufactured housing;

     (fff) With respect to each Mortgage Loan, the Company has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations;
     (ggg) The Originator has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Originator has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;
     (hhh) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
     (iii) No Mortgage Loan is “high cost” as defined by any applicable federal, state, or local predatory or abusive lending law. Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan;
     (jjj) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 that is a “high cost home loan” as defined under the Georgia Fair Lending Act. Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan; and
     (kkk) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, which became effective November 27, 2003.

V.	Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of June 1, 2006 by and between Redwood Mortgage Funding Inc. (“RMF”) and Provident Funding Associates, LLP (“Provident”), and an Assignment dated July 25, 2006, among RMF, Provident and RWT Holdings (together, the “Provident-RWT Agreement”).
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the Provident-RWT Agreement.
     (a) The information set forth in the related Mortgage Loan Schedule, including any diskette or other related data tapes sent to the Purchaser, is complete, true and correct in all material respects and the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements;
     (b) The Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;
     (c) All payments due on or prior to the related Closing Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; no payment with respect to each Mortgage Loan has been delinquent during the preceding twelve-month period;
     (d) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;
     (e) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, which have been recorded to the extent any such recordation is required by law. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the related Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;
     (f) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;
     (g) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by the Freddie

Mac Guides, in an amount representing coverage not less than the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loans, and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Company and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, in an amount not less than the amount required by the Flood Disaster Protection Act of 1973, as amended. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;
     (h) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;
     (i) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;
     (j) The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) a valid, subsisting, enforceable and perfected first lien and first priority security interest and on the property described therein, and the Company has the full right to sell and assign the same to the Purchaser;
     (k) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles and the Company has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the

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Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;
     (l) The Company is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Company will retain the Servicing File in trust for the Purchaser only for the purpose of interim servicing and supervising the interim servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Company had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Company intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. Either the Mortgagor is a natural person or the Mortgagor is an inter-vivos trust acceptable to Fannie Mae;
     (m) Each Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such policy affirmatively insures ingress and egress to and from the Mortgaged Property. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Company, its successors and assigns, are the sole insured of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Company’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
     (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Company nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;
     (o) As of the related Closing Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights outstanding that under law could give rise to

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such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;
     (p) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;
     (q) The Mortgage Loan was originated by or for the Company. The Mortgage Loan complies with all the terms, conditions and requirements of the Company’s Underwriting Standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Company is currently selling loans to Fannie Mae and/or Freddie Mac which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders). The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;
     (r) As of the related Closing Date, the Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;
     (s) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. Following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;
     (t) The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac;
     (u) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;
     (v) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the

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regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac;
     (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;
     (x) As of the related Closing Date, the related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above and such collateral does not serve as security for any other obligation;
     (y) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;
     (z) The Mortgage Loan does not contain “graduated payment” features and does not have a shared appreciation or other contingent interest feature; no Mortgage Loan contains any buydown provisions;
     (aa) As of the related Closing Date, the Mortgagor is not in bankruptcy and the Mortgagor is not insolvent and the Company has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;
     (bb) The Mortgage Loans have an original term to maturity of not more than 40 years with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment, which is sufficient to fully amortize the unpaid principal balance over the remaining term and to pay interest at the related Mortgage Interest Rate. Notwithstanding the immediately preceding sentence with respect to Mortgage Loans with an initial “interest only” payment period, the monthly payments due under the related Mortgage Note satisfy only the monthly interest on the unpaid principal balance of the applicable Mortgage Loan. After the initial “interest only” period, each Mortgage Note requires a monthly payment, which is sufficient to fully amortize the unpaid principal balance over the remaining term and to pay interest at the related Mortgage Interest Rate. In any case, no Mortgage Loan contains terms or provisions which would result in negative amortization;
     (cc) If a Mortgage Loan has an LTV greater than 80%, the Mortgage Loan will have mortgage insurance in accordance with the terms of the Fannie Mae Guides and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium. No Mortgage Loan is subject to a lender-paid mortgage insurance policy;

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     (dd) As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
     (ee) The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date or origination no portion of the Mortgaged Property has been used for commercial purposes;
     (ff) Payments of principal and/or interest on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month. After the initial “interest only” payment period, if any, the Mortgage Note in payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;
     (gg) The Mortgage Loans may be subject to a Prepayment Penalty as identified on the Mortgage Loan Schedule, except that no Mortgage Loan contains any Prepayment Penalty that extends beyond five years after the date of origination;
     (hh) As of the related Closing Date, the Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;
     (ii) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;
     (jj) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;
     (kk) The Mortgagor has not notified the Company requesting relief under the Servicemembers’ Civil Relief Act, formerly known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act;
     (ll) As of the related Closing Date, no Mortgage Loan was in construction or rehabilitation status or has facilitated the trade-in or exchange of a Mortgaged Property;
     (mm) No action has been taken or failed to be taken by the Company on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any insurance policy related to a Mortgage Loan (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss

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otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Company, or for any other reason under such coverage;
     (nn) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;
     (oo) No Mortgaged Property is subject to a ground lease;
     (pp) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the Mortgagor and no claims will arise as to broker fees that are double charged and for which the Mortgagor would be entitled to reimbursement;
     (qq) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note has been lost or destroyed and not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note;
     (rr) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);
     (ss) Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other Mortgage Loan Documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File and Servicing File except for such documents as have been delivered to the Purchaser or its designee;
     (tt) All information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that at the time provided and as of the Closing Date is or will be inaccurate or misleading in any material respect;
     (uu) There does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;
     (vv) All disclosure materials required by applicable law with respect to the making of fixed rate and adjustable rate mortgage loans have been received by the borrower;
     (ww) No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 95%;
     (xx) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;
     (yy) None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies;
     (zz) Any principal advances made to the Mortgagor prior to the Closing Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage

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securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;
     (aaa) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
     (bbb) No Mortgage Loan is a Balloon Mortgage Loan;
     (ccc) With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related assignment of Mortgage to MERS has been duly and properly recorded;
     (ddd) With respect to each MERS Mortgage Loan, the Company has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;
     (eee) None of the Mortgaged Properties are manufactured housing;
     (fff) With respect to each Mortgage Loan, the Company has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations;
     (ggg) The Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); and the Company has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws;
     (hhh) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
     (iii) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable. No Mortgage Loan is in violation of any applicable federal, state, or local predatory or abusive lending law. Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan;
     (jjj) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act. Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan; and
     (kkk) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, which became effective November 27, 2003.

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